POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of AID ASSOCIATION FOR LUTHERANS, a fraternal benefit society organized under the laws of the state of Wisconsin (the “Society”), the Depositor of AAL Variable Annuity Accounts I and II, the AAL Variable Life Account I, the LB Variable Annuity Account I and the LB Variable Insurance Account I does hereby make, constitute and appoint John C. Bjork, Woodrow E. Eno, James Nelson and Robert G. Same and each or any of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such Director of such Society to any Registration Statement or Registration Statements, or other applicable forms relating to variable products, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission including any state insurance commission, if applicable, of shares of such Society, and to file the same, with all exhibits thereto and other supporting or related documents, with such commission(s), granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                                                /s/ Richard E. Beumer
                                                --------------------------------

STATE OF Missouri                               )

COUNTY OF St. Louis                             ) ss.

                                                )

The foregoing instrument was acknowledged before me this 31th day of  December, 2001, by

Richard E. Beumer
-------------------------------

/s/ Terry J. Galynski                           NOTARIAL SEAL
-------------------------------
Signature of Notary

My commission expires:  8/4/2004

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of AID ASSOCIATION FOR LUTHERANS, a fraternal benefit society organized under the laws of the state of Wisconsin (the “Society”), the Depositor of AAL Variable Annuity Accounts I and II, the AAL Variable Life Account I, the LB Variable Annuity Account I and the LB Variable Insurance Account I does hereby make, constitute and appoint John C. Bjork, Woodrow E. Eno, James Nelson and Robert G. Same and each or any of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such Director of such Society to any Registration Statement or Registration Statements, or other applicable forms relating to variable products, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission including any state insurance commission, if applicable, of shares of such Society, and to file the same, with all exhibits thereto and other supporting or related documents, with such commission(s), granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                                                /s/ Elizabeth Ann Duda
                                                --------------------------------

STATE OF Florida                                )

COUNTY OF Seminole                              ) ss.

                                                )

The foregoing instrument was acknowledged before me this 13th day of  December, 2001, by

Elizabeth Ann Duda
-------------------------------

/s/ Suzanne Eaton                               NOTARIAL SEAL
-------------------------------
Signature of Notary

My commission expires: 2/6/2002

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of AID ASSOCIATION FOR LUTHERANS, a fraternal benefit society organized under the laws of the state of Wisconsin (the “Society”), the Depositor of AAL Variable Annuity Accounts I and II, the AAL Variable Life Account I, the LB Variable Annuity Account I and the LB Variable Insurance Account I does hereby make, constitute and appoint John C. Bjork, Woodrow E. Eno, James Nelson and Robert G. Same and each or any of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such Director of such Society to any Registration Statement or Registration Statements, or other applicable forms relating to variable products, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission including any state insurance commission, if applicable, of shares of such Society, and to file the same, with all exhibits thereto and other supporting or related documents, with such commission(s), granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                                                /s/ John O. Gilbert
                                                --------------------------------

STATE OF Wisconsin                              )

COUNTY OF Outagamie                             ) ss.

                                                )

The foregoing instrument was acknowledged before me this 11th day of  December, 2001, by

John O. Gilbert
-------------------------------

/s/ Carol A. Gore                               NOTARIAL SEAL
-------------------------------
Signature of Notary

My commission expires: 8/21/05

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of AID ASSOCIATION FOR LUTHERANS, a fraternal benefit society organized under the laws of the state of Wisconsin (the “Society”), the Depositor of AAL Variable Annuity Accounts I and II, the AAL Variable Life Account I, the LB Variable Annuity Account I and the LB Variable Insurance Account I does hereby make, constitute and appoint John C. Bjork, Woodrow E. Eno, James Nelson and Robert G. Same and each or any of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such Director of such Society to any Registration Statement or Registration Statements, or other applicable forms relating to variable products, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission including any state insurance commission, if applicable, of shares of such Society, and to file the same, with all exhibits thereto and other supporting or related documents, with such commission(s), granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                                                /s/ Gary J. Greenfield
                                                --------------------------------

STATE OF Wisconsin                              )

COUNTY OF Milwaukee                             ) ss.

                                                )

 The foregoing instrument was acknowledged before me this 18th day of  December, 2001, by

Diane Hoehnke
-------------------------------

/s/ Diane Hoehnke                               NOTARIAL SEAL
-------------------------------
Signature of Notary

My commission expires: 4/18/2004

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of AID ASSOCIATION FOR LUTHERANS, a fraternal benefit society organized under the laws of the state of Wisconsin (the “Society”), the Depositor of AAL Variable Annuity Accounts I and II, the AAL Variable Life Account I, the LB Variable Annuity Account I and the LB Variable Insurance Account I does hereby make, constitute and appoint John C. Bjork, Woodrow E. Eno, James Nelson and Robert G. Same and each or any of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such Director of such Society to any Registration Statement or Registration Statements, or other applicable forms relating to variable products, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission including any state insurance commission, if applicable, of shares of such Society, and to file the same, with all exhibits thereto and other supporting or related documents, with such commission(s), granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                                                /s/ Robert H. Hoffman
                                                --------------------------------

STATE OF Minnesota                              )

COUNTY OF Nicollet                              ) ss.

                                                )

The foregoing instrument was acknowledged before me this 12th day of  December, 2001, by

Robert H. Hoffman
-------------------------------

/s/ Lisa Suman                                  NOTARIAL SEAL
-------------------------------
Signature of Notary

My commission expires:  1/31/05

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of AID ASSOCIATION FOR LUTHERANS, a fraternal benefit society organized under the laws of the state of Wisconsin (the “Society”), the Depositor of AAL Variable Annuity Accounts I and II, the AAL Variable Life Account I, the LB Variable Annuity Account I and the LB Variable Insurance Account I does hereby make, constitute and appoint John C. Bjork, Woodrow E. Eno, James Nelson and Robert G. Same and each or any of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such Director of such Society to any Registration Statement or Registration Statements, or other applicable forms relating to variable products, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission including any state insurance commission, if applicable, of shares of such Society, and to file the same, with all exhibits thereto and other supporting or related documents, with such commission(s), granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                                                /s/ Robert B. Peregrine
                                                --------------------------------

STATE OF Wisconsin                              )

COUNTY OF Waukesha                              ) ss.

                                                )

The foregoing instrument was acknowledged before me this 13 day of  December, 2001, by

Robert B. Peregrine
-------------------------------

/s/ Janice L. Miller                            NOTARIAL SEAL
-------------------------------
Signature of Notary

My commission expires:  06/02/02

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of AID ASSOCIATION FOR LUTHERANS, a fraternal benefit society organized under the laws of the state of Wisconsin (the “Society”), the Depositor of AAL Variable Annuity Accounts I and II, the AAL Variable Life Account I, the LB Variable Annuity Account I and the LB Variable Insurance Account I does hereby make, constitute and appoint John C. Bjork, Woodrow E. Eno, James Nelson and Robert G. Same and each or any of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such Director of such Society to any Registration Statement or Registration Statements, or other applicable forms relating to variable products, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission including any state insurance commission, if applicable, of shares of such Society, and to file the same, with all exhibits thereto and other supporting or related documents, with such commission(s), granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                                                /s/ Paul D. Schrage
                                                --------------------------------

STATE OF Wisconsin                              )

COUNTY OF Outagamie                             ) ss.

                                                )

The foregoing instrument was acknowledged before me this 19th day of  December, 2001, by

Paul D. Schrage
-------------------------------

/s/ Carol A. Gore                               NOTARIAL SEAL
-------------------------------
Signature of Notary

My commission expires:  8/21/05

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of AID ASSOCIATION FOR LUTHERANS, a fraternal benefit society organized under the laws of the state of Wisconsin (the “Society”), the Depositor of AAL Variable Annuity Accounts I and II, the AAL Variable Life Account I, the LB Variable Annuity Account I and the LB Variable Insurance Account I does hereby make, constitute and appoint John C. Bjork, Woodrow E. Eno, James Nelson and Robert G. Same and each or any of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such Director of such Society to any Registration Statement or Registration Statements, or other applicable forms relating to variable products, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission including any state insurance commission, if applicable, of shares of such Society, and to file the same, with all exhibits thereto and other supporting or related documents, with such commission(s), granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                                                /s/ Roger G. Wheeler
                                                --------------------------------

STATE OF Minnesota                              )

COUNTY OF Hennepin                              ) ss.

                                                )

The foregoing instrument was acknowledged before me this 13th day of  December, 2001, by

Roger G. Wheeler
-------------------------------

/s/ Louies Rutgerson                            NOTARIAL SEAL
-------------------------------
Signature of Notary

My commission expires:  1/31/2005

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of AID ASSOCIATION FOR LUTHERANS, a fraternal benefit society organized under the laws of the state of Wisconsin (the “Society”), the Depositor of AAL Variable Annuity Accounts I and II, the AAL Variable Life Account I, the LB Variable Annuity Account I and the LB Variable Insurance Account I does hereby make, constitute and appoint John C. Bjork, Woodrow E. Eno, James Nelson and Robert G. Same and each or any of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such Director of such Society to any Registration Statement or Registration Statements, or other applicable forms relating to variable products, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission including any state insurance commission, if applicable, of shares of such Society, and to file the same, with all exhibits thereto and other supporting or related documents, with such commission(s), granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

                                                /s/ Thomas R. Zehnder
                                                --------------------------------

STATE OF Virginia                               )

COUNTY OF James City                            ) ss.

                                                )

The foregoing instrument was acknowledged before me this 14 day of  December, 2001, by

Thomas R. Zehnder
-------------------------------

/s/ Susan Bane McGowan                          NOTARIAL SEAL
-------------------------------
Signature of Notary

My commission expires:  September 30, 2004

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director and Officer of AID ASSOCIATION FOR LUTHERANS, a fraternal benefit society organized under the laws of the state of Wisconsin (the “Society”), the Depositor of AAL Variable Annuity Accounts I and II, the AAL Variable Life Account I, the LB Variable Annuity Account I and the LB Variable Insurance Account I does hereby make, constitute and appoint John C. Bjork, Woodrow E. Eno, James E. Nelson and Robert G. Same and each or any of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such Director and Officer of such Society to any Registration Statement or Registration Statements, or other applicable forms relating to variable products, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission and any state insurance commission, if applicable, of units of such Society, and to file the same, with all exhibits thereto and other supporting or related documents, with such commission(s), granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 1st day of January, 2002.

                                                /s/ Bruce J. Nicholson
                                                --------------------------------
                                                Bruce J. Nicholson

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of AID ASSOCIATION FOR LUTHERANS, a fraternal benefit society organized under the laws of the state of Wisconsin (the “Society”), the Depositor of AAL Variable Annuity Accounts I and II, the AAL Variable Life Account I, the LB Variable Annuity Account I and the LB Variable Insurance Account I does hereby make, constitute and appoint John C. Bjork, Woodrow E. Eno, James E. Nelson and Robert G. Same and each or any of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such Director of such Society to any Registration Statement or Registration Statements, or other applicable forms relating to variable products, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission and any state insurance commission, if applicable, of units of such Society, and to file the same, with all exhibits thereto and other supporting or related documents, with such commission(s), granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 1st day of January, 2002.

                                                /s/ Addie J. Butler
                                                --------------------------------
                                                Addie J. Butler

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of AID ASSOCIATION FOR LUTHERANS, a fraternal benefit society organized under the laws of the state of Wisconsin (the “Society”), the Depositor of AAL Variable Annuity Accounts I and II, the AAL Variable Life Account I, the LB Variable Annuity Account I and the LB Variable Insurance Account I does hereby make, constitute and appoint John C. Bjork, Woodrow E. Eno, James E. Nelson and Robert G. Same and each or any of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such Director of such Society to any Registration Statement or Registration Statements, or other applicable forms relating to variable products, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission and any state insurance commission, if applicable, of units of such Society, and to file the same, with all exhibits thereto and other supporting or related documents, with such commission(s), granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 1st day of January, 2002.

                                                /s/ James M. Hushagen
                                                --------------------------------
                                                James M. Hushagen

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of AID ASSOCIATION FOR LUTHERANS, a fraternal benefit society organized under the laws of the state of Wisconsin (the “Society”), the Depositor of AAL Variable Annuity Accounts I and II, the AAL Variable Life Account I, the LB Variable Annuity Account I and the LB Variable Insurance Account I does hereby make, constitute and appoint John C. Bjork, Woodrow E. Eno, James E. Nelson and Robert G. Same and each or any of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such Director of such Society to any Registration Statement or Registration Statements, or other applicable forms relating to variable products, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission and any state insurance commission, if applicable, of units of such Society, and to file the same, with all exhibits thereto and other supporting or related documents, with such commission(s), granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 1st day of January, 2002.

                                                /s/ Richard C. Kessler
                                                --------------------------------
                                                Richard C. Kessler

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of AID ASSOCIATION FOR LUTHERANS, a fraternal benefit society organized under the laws of the state of Wisconsin (the “Society”), the Depositor of AAL Variable Annuity Accounts I and II, the AAL Variable Life Account I, the LB Variable Annuity Account I and the LB Variable Insurance Account I does hereby make, constitute and appoint John C. Bjork, Woodrow E. Eno, James E. Nelson and Robert G. Same and each or any of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such Director of such Society to any Registration Statement or Registration Statements, or other applicable forms relating to variable products, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission and any state insurance commission, if applicable, of units of such Society, and to file the same, with all exhibits thereto and other supporting or related documents, with such commission(s), granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 1st day of January, 2002.

                                                /s/ Richard C. Lundell
                                                --------------------------------
                                                Richard C. Lundell

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of AID ASSOCIATION FOR LUTHERANS, a fraternal benefit society organized under the laws of the state of Wisconsin (the “Society”), the Depositor of AAL Variable Annuity Accounts I and II, the AAL Variable Life Account I, the LB Variable Annuity Account I and the LB Variable Insurance Account I does hereby make, constitute and appoint John C. Bjork, Woodrow E. Eno, James E. Nelson and Robert G. Same and each or any of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such Director of such Society to any Registration Statement or Registration Statements, or other applicable forms relating to variable products, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission and any state insurance commission, if applicable, of units of such Society, and to file the same, with all exhibits thereto and other supporting or related documents, with such commission(s), granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 1st day of January, 2002.

                                                /s/ John P. McDaniel
                                                --------------------------------
                                                John P. McDaniel

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of AID ASSOCIATION FOR LUTHERANS, a fraternal benefit society organized under the laws of the state of Wisconsin (the “Society”), the Depositor of AAL Variable Annuity Accounts I and II, the AAL Variable Life Account I, the LB Variable Annuity Account I and the LB Variable Insurance Account I does hereby make, constitute and appoint John C. Bjork, Woodrow E. Eno, James E. Nelson and Robert G. Same and each or any of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such Director of such Society to any Registration Statement or Registration Statements, or other applicable forms relating to variable products, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission and any state insurance commission, if applicable, of units of such Society, and to file the same, with all exhibits thereto and other supporting or related documents, with such commission(s), granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 1st day of January, 2002.

                                                /s/ Paul W. Middeke
                                                --------------------------------
                                                Paul W. Middeke

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of AID ASSOCIATION FOR LUTHERANS, a fraternal benefit society organized under the laws of the state of Wisconsin (the “Society”), the Depositor of AAL Variable Annuity Accounts I and II, the AAL Variable Life Account I, the LB Variable Annuity Account I and the LB Variable Insurance Account I does hereby make, constitute and appoint John C. Bjork, Woodrow E. Eno, James E. Nelson and Robert G. Same and each or any of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such Director of such Society to any Registration Statement or Registration Statements, or other applicable forms relating to variable products, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission and any state insurance commission, if applicable, of units of such Society, and to file the same, with all exhibits thereto and other supporting or related documents, with such commission(s), granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 1st day of January, 2002.

                                                /s/ Kurt M. Senske
                                                --------------------------------
                                                Kurt M. Senske

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Director of AID ASSOCIATION FOR LUTHERANS, a fraternal benefit society organized under the laws of the state of Wisconsin (the “Society”), the Depositor of AAL Variable Annuity Accounts I and II, the AAL Variable Life Account I, the LB Variable Annuity Account I and the LB Variable Insurance Account I does hereby make, constitute and appoint John C. Bjork, Woodrow E. Eno, James E. Nelson and Robert G. Same and each or any of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such Director of such Society to any Registration Statement or Registration Statements, or other applicable forms relating to variable products, and all amendments including post-effective amendments, thereto, to be filed by such Society with the Securities and Exchange Commission and any state insurance commission, if applicable, of units of such Society, and to file the same, with all exhibits thereto and other supporting or related documents, with such commission(s), granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 1st day of January, 2002.

                                                /s/ Albert K. Siu
                                                --------------------------------
                                                Albert K. Siu